FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF

DISTRIBUTION – SECTION 19(a) NOTICE

New York, January 4, 2016 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a monthly distribution of $0.081 per share, payable on January 11, 2016, to shareholders of record on December 31, 2015 (ex-date December 29, 2015).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	December 2015 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.031	37.8%	$ 0.231	22.6%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	0.623	60.9%
Return of Capital (or other Capital Source)	0.050	62.2%	0.169	16.5%
Total Distribution	$0.081	100.0%	$ 1.023	100.0%

(1) YTD February 2, 2015 to January 11, 2016. (The distribution paid on January 9, 2015 was reportable for tax on Form 1099 in 2014)

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

December 31, 2015
Average Annual Total Return on NAV for the 5-year period ended this month (2)	6.63%
Current Fiscal YTD Annualized Distribution Rate (3)	7.17%

YTD Cumulative Total Return on NAV (4)	-4.19%
YTD Cumulative Distribution Rate (5)	7.54%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, February 1, 2016 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.076 per share, payable on February 19, 2016, to shareholders of record on February 11, 2016 (ex-date February 9, 2016).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	January 2016 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.022	29.4%	$0.022	29.4%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.023	30.2%	0.023	30.2%
Return of Capital (or other Capital Source)	0.031	40.4%	0.031	40.4%
Total Distribution	$0.076	100.0%	$0.076	100.0%

(1) YTD February 1, 2016 to January 10, 2017. (The distribution paid on January 11, 2016 was reportable for tax on Form 1099 in 2015)

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

January 29, 2016
Average Annual Total Return on NAV for the 5-year period ended this month (2)	5.32%
Current Fiscal YTD Annualized Distribution Rate (3)	7.02%

YTD Cumulative Total Return on NAV (4)	-4.13%
YTD Cumulative Distribution Rate (5)	0.58%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, March 1, 2016 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.076 per share, payable on March 18, 2016, to shareholders of record on March 11, 2016 (ex-date March 9, 2016).

The Fund has a Managed Distribution Plan (“Plan”) to pay 7% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	February 2016 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$ 0.008	10.8%	$ 0.031	20.1%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	0.023	15.1%
Return of Capital (or other Capital Source)	0.068	89.2%	0.098	64.8%
Total Distribution	$ 0.076	100.0%	$ 0.152	100.0%

(1) YTD February 1, 2016 to January 10, 2017. (The distribution paid on January 11, 2016 was reportable for tax on Form 1099 in 2015)

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

February 29, 2016
Average Annual Total Return on NAV for the 5-year period ended this month (2)	5.06%
Current Fiscal YTD Annualized Distribution Rate (3)	7.03%

YTD Cumulative Total Return on NAV (4)	-3.71%
YTD Cumulative Distribution Rate (5)	1.17%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

Section 19(a) Notice

NEW YORK, April 1, 2016 –The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.112 per share to shareholders of record at the close of business on April 11, 2016 (ex-date April 7, 2016).

The following table sets forth the estimated amounts of the current distribution, payable April 18, 2016, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	March 2016 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.014	12.2%	$0.044	16.8%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	-	0.0%
Return of Capital (or other Capital Source)	0.098	87.8%	0.220	83.2%
Total Distribution	$0.112	100.0%	$0.264	100.0%
(1)	The distribution paid on January 11, 2016 was reportable in 2015 for federal income tax purposes and any distributions paid from January 12, 2016 to January 10, 2017 will be reportable for 2016 federal income tax purposes.

As of March 31, 2016
Five-Year Average Annual Total Return on NAV (1)	5.8%
Current Fiscal YTD Annualized Distribution Rate (2)	9.5%
YTD Cumulative Total Return on NAV (3)	0.3%
YTD Cumulative Distribution Rate (4)	2.0%
(1)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(2)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the fund’s NAV at month end.
(3)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(4)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end, expressed as a percentage of the fund’s NAV at month end.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

Zweig Total Return Fund - 2

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

Zweig Advisers LLC | 100 Pearl Street | Hartford, CT 06103

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, May 2, 2016 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.111 per share, payable on May 19, 2016, to shareholders of record on May 12, 2016 (ex-date May 10, 2016).

The Fund has a Managed Distribution Plan (“Plan”) to pay 10% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	April 2016 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.011	9.7%	$ 0.055	14.7%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	-	0.0%
Return of Capital (or other Capital Source)	0.100	90.3%	0.320	85.3%
Total Distribution	$0.111	100.0%	$ 0.375	100.0%

(1) YTD February 1, 2016 to January 10, 2017. (The distribution paid on January 11, 2016 was reportable for tax on Form 1099 in 2015)

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

April 29, 2016
Average Annual Total Return on NAV for the 5-year period ended this month (2)	5.54%
Current Fiscal YTD Annualized Distribution Rate (3)	9.98%

YTD Cumulative Total Return on NAV (4)	0.64%
YTD Cumulative Distribution Rate (5)	2.81%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, June 1, 2016 — The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.11 per share, payable on June 20, 2016, to shareholders of record on June 13, 2016 (ex-date June 9, 2016).

The Fund has a Managed Distribution Plan (“Plan”) to pay 10% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	May 2016 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.047	42.7%	$0.102	21.0%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.063	57.3%	0.085	17.5%
Return of Capital (or other Capital Source)	-	0.0%	0.298	61.5%
Total Distribution	$0.110	100.0%	$0.485	100.0%

(1) YTD January 12, 2016 to January 11, 2017. (The distribution paid on January 11, 2016 was reportable for tax on Form 1099 in 2015)

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

May 31, 2016
Average Annual Total Return on NAV for the 5-year period ended this month (2)	5.62%
Current Fiscal YTD Annualized Distribution Rate (3)	10.00%

YTD Cumulative Total Return on NAV (4)	0.43%
YTD Cumulative Distribution Rate (5)	3.67%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #